Lease Obligations	12 Months Ended
Dec. 31, 2020
Presentation of leases for lessee [abstract]
Lease Obligations

13. LEASE OBLIGATIONS

	2020	2019
	$	$
Total discounted lease obligations	830	1,277
Less: current portion of lease obligations	(405)	(489)
Non-current of lease obligations	425	788

The Company leases select mining equipment, office and warehouse space. All leases have fixed interest rates and security is provided by the asset being leased. Interest expense on the lease liabilities was $69 for the year ended December 31, 2020 (December 31, 2019 - $30). Details of the lease payments are as follows:

	2020	2019
	$	$
Within 1 year	448	577
Between 1 and 5 years	455	940
Total undiscounted lease obligations	903	1,516